UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) July 6, 2021

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust	CUK	New York Stock Exchange, Inc.
1.875% Senior Notes due 2022	CUK22	New York Stock Exchange LLC
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On July 6, 2021, Carnival Corporation and Carnival plc (together, the “Company,” “we,” “us,” or “our”) issued a press release announcing that Carnival Corporation has commenced a cash tender offer (the “Tender Offer”) to purchase up to $2,004 million of its outstanding 11.500% First Priority Senior Secured Notes due 2023 (the “Notes”) and a solicitation of consents (the “Consent Solicitation”) to amend certain provisions of the indenture governing the Notes (the “Proposed Amendments”) so that such provisions more closely align and conform with those under our Term Loan Agreement, dated as of June 30, 2020, as amended by Amendment No. 1 dated December 3, 2020 and Amendment No. 2 dated June 30, 2021, and the indentures governing our other outstanding secured and unsecured notes. The Tender Offer and Consent Solicitation are subject to, and conditioned upon, among other things, a financing condition and the receipt of consents of holders of Notes of at least a majority in principal amount of the Notes then outstanding to the Proposed Amendments. The financing condition may be satisfied by an offering of new first priority secured notes or such other financing, which may, in either case, be consummated on terms satisfactory to us in our sole discretion. The conditions may be asserted by us, in our sole discretion, in relation to either of the Tender Offer or the Consent Solicitation or both of them.

The information contained in this Current Report on Form 8-K does not constitute an offer to purchase the Notes and is not an offer to sell or a solicitation of an offer to buy any new notes. Any new notes are not expected to be registered under the U.S. federal securities laws or the securities laws of any state and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act of 1933, as amended, and applicable laws of other jurisdictions.

Holders of the Notes should refer to the Company’s Offer to Purchase and Consent Solicitation dated July 6, 2021, available from Global Bondholder Services Corporation, the tender, tabulation and information agent for the Tender Offer and Consent Solicitation.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of Carnival Corporation and Carnival plc dated July 6, 2021.
104	Exhibit 104 Cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer

Date:	July 6, 2021	Date:	July 6, 2021

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